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                                 ANNUAL REPORT
                            ------------------------
                               SEPTEMBER 30, 2002

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TABLE OF CONTENTS

ANNUAL SHAREHOLDER LETTER                                                    3
MARSICO FOCUS FUND                                                          17
 Fund Overview                                                              17
 Schedule of Investments                                                    18
 Statement of Assets and Liabilities                                        21
 Statement of Operations                                                    22
 Statements of Changes in Net Assets                                        23
 Financial Highlights                                                       24
MARSICO GROWTH FUND                                                         25
 Fund Overview                                                              25
 Schedule of Investments                                                    26
 Statement of Assets and Liabilities                                        31
 Statement of Operations                                                    32
 Statements of Changes in Net Assets                                        33
 Financial Highlights                                                       34
MARSICO 21ST CENTURY FUND                                                   35
 Fund Overview                                                              35
 Schedule of Investments                                                    36
 Statement of Assets and Liabilities                                        40
 Statement of Operations                                                    41
 Statements of Changes in Net Assets                                        42
 Financial Highlights                                                       43
MARSICO INTERNATIONAL OPPORTUNITIES FUND                                    44
 Fund Overview                                                              44
 Schedule of Investments                                                    45
 Statement of Assets and Liabilities                                        51
 Statement of Operations                                                    52
 Statements of Changes in Net Assets                                        53
 Financial Highlights                                                       54
NOTES TO FINANCIAL STATEMENTS                                               55
REPORT OF INDEPENDENT ACCOUNTANTS                                           62
TRUSTEE AND OFFICER INFORMATION                                             64

This report is submitted for the general information of Marsico Funds shareholders. It is not authorized for distribution unless preceeded or accompanied by an effective prospectus, which contains more complete information about the Funds.

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OCTOBER 15, 2002

DEAR SHAREHOLDER:

 Writing an annual report for the Marsico Funds presents the challenge of describing the market conditions and other important factors that affected performance during the year ended September 30, 2002, and our investment strategies and market outlook for the future. This will be our fifth such letter; we celebrated Marsico Capital Management's five-year anniversary in early October.

 We thought it would be helpful to start with a review of each Fund's investment results for the twelve-month period ending September 30, 2002, including a discussion of relevant market conditions and our investment strategies. Then we shift gears to offer commentary on our general market outlook.

 This past year has been a very difficult period for equity investors. The decline in large capitalization equity market indexes was not quite as severe as the September 2000-September 2001 period, but certainly qualifies as a substantial drop. None of the 10 economic sectors that constitute the S&P 500/R Index had a positive return during the year ended September 30, 2002. The S&P Telecommunications, Utilities, and Information Technology sectors absorbed declines of -57%, -35%, and -31% for the year ended September 30, 2002. The best-performing sector during the year, relatively speaking, was Consumer Staples, which was buoyed by gains in the household products industry.

 As of September 30, 2002, the Nasdaq Composite Index was -77% below the record level it reached in March 2000. By comparison, as of September 30, 2002, the S&P 500/R Index had fallen -47% from the all-time high it reached on March 24, 2000, closely approaching the decline experienced by the Index during the infamous 1973-1974 bear market.

 In spite of adverse investing conditions, the Funds' performance was relatively strong for the year ended September 30, 2002. The Funds substantially outpaced their primary equity benchmarks, as shown in the fund overviews.

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INVESTMENT REVIEW BY TOM MARSICO

 MARSICO FOCUS FUND

 MARSICO GROWTH FUND

 The Marsico Focus Fund and the Marsico Growth Fund posted total returns of -4.50% and -6.42%, respectively, for the one-year period ending September 30, 2002.(1) The Funds substantially outperformed their primary equity benchmark, the S&P 500/R Index, which had a total return of -20.49%(1) over the same time period. Please see the Fund Overviews for information regarding the Funds' longer-term investment performance, which also surpassed the benchmark.

 A variety of strategic positioning decisions and individual holdings contributed to the Funds' relative outperformance against their benchmark. In particular, the Funds benefited from investments in the Health Care, Consumer Discretionary, and Industrials areas. The Funds' outperformance also resulted from generally avoiding the poorly performing Information Technology and Telecommunications sectors.(2)

oHealth Care investments - Throughout the fiscal year, performance was positively impacted by both limited industry selection and careful stock selection within the Health Care sector. The Funds maintained an overweighted position (as compared to the S&P 500/R Index) in the health care equipment and services industry, which substantially outperformed the broad equity market. Stock selection within the health care equipment and services industry also added value; the Funds' aggregate holdings had positive performance during the year. The Funds had substantial investments in companies such as Tenet Healthcare and UnitedHealth Group, which rose in price by 25% and 31%, respectively, during the year. The Funds have subsequently sold all shares of Tenet Healthcare.(2)

oConsumer Discretionary investments - The Funds maintained substantial allocations to this sector, with retailing companies being a primary area of emphasis. As in the case of Health Care, the Funds' performance benefited from their overweighting (as compared to the S&P 500/R Index) in this sector, and their stock selection within the sector. Retailing (e.g., Costco Wholesale, Home Depot) and automobile (e.g., BMW, Porsche)

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 industry positions were the most material holdings that positively impacted performance. (Costco and Home Depot were no longer owned by the Funds as of September 30, 2002.)(2)

 The Consumer Discretionary sector has been a significant area of emphasis for the Funds over the past year. That positioning has been based on our view that consumer spending, overall, has been quite healthy because of factors such as low interest rates, rising home prices, and generally constrained rates of inflation. Although we take a long-term view in our investment strategy, we constantly reassess all of our investment themes to avoid a dogmatic commitment to one point of view. Change can take place rapidly, sometimes in subtle, hard-to-quantify ways. While we believe that investing in consumer-related areas of the economy retains positive elements, there are potential concerns. The consumer in the long run cannot be the sole major non-Government "spender." Corporate spending activity will need to revive if economic growth is to remain well-balanced. While the overall demand for housing may be strong and sustainable, in part due to immigration trends, there are recent signs that the rise in home prices may have slowed nationally. Household debt is at relatively high levels. Individual ownership of equities - either through mutual funds or direct ownership of stocks - is at an all-time high; it is difficult to imagine that many consumers have not been affected by the decline in equity prices over the past 2-1/2 years, despite increased home values. Oil prices have risen substantially. And, throughout this year, surveys of consumer confidence have pointed to increased levels of concern about economic considerations, as well as future terrorist attacks, the possibility of war with Iraq, and a diminished sense of trust in corporate America. Because of these uncertainties, the Funds' Consumer Discretionary holdings - about 35% of their net assets as of September 30, 2002 - faced considerable volatility that materially affected the Funds' investment performance.

oIndustrials investments - The Funds had substantial investments in the capital goods industry (the largest component of the S&P Industrials sector) during the year, with aerospace/defense positions representing the bulk of investments in this area. Companies held by the Funds such as Lockheed Martin, General Dynamics, and L-3 Communications outperformed the S&P 500/R Index for the year.(2)

 As we have explained in other shareholder communications, the Funds initiated

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 investments in the defense industry well prior to the September 11, 2001, terrorist attacks. We continue to think that the defense industry appears to offer solid earnings growth potential over the long term. Substantially increased government spending on defense is underway, some $38 billion may be allocated to "homeland security," and increasing emphasis is placed on procurement of new defense-related equipment and infrastructure rather than maintenance of older inventory.

oInformation Technology investments - The Funds' investment results benefited during the year from their general underweighting of this sector (as compared to the S&P 500/R Index), particularly in the hardware and equipment industry. In addition, stock selection within the sector helped performance, as investments in Microsoft Corporation, QUALCOMM, and Dell Computer outperformed the S&P 500/R Index over the year.

oTelecommunications Services - The Funds had no investments in this sector for much of the past year. This investment posture was a significantly positive factor underlying performance for the last 12 months. As noted earlier, the S&P Telecommunications Services sector declined by -57% in value.

 Regarding telecommunications equipment and most other technology sectors, we do not yet see evidence of a sustainable turnaround in these sectors. In our view, they continue to be plagued by a glut of capacity, absence of pricing power, and weak corporate capital spending. Some of the largest customers for technology equipment were Internet-related companies, many of which have gone out of business or are facing significant financial difficulties. Valuations for many technology and telecommunications companies, in our opinion, do not appear attractive; despite severe price declines, we think quite a few companies remain substantially overvalued in light of anticipated anemic corporate spending on technology. Two different surveys of corporate technology spending cited recently by Barron's (September 30, 2002 issue) suggested that weak spending would continue; one concluded that there would be 3%-5% growth in spending during calendar year 2003; the other indicated there would be no spending growth at all.

 The Funds' primary "blemish" in terms of absolute performance last year was having a generally underweighted position in the banking industry.

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 This investment posture exacted a significant opportunity cost, as the banking industry was one of the best-performing areas in the S&P 500/R Index. To a lesser extent, the Funds' relative lack of exposure to the Materials sector also detracted from investment results. This sector declined by about -6%, making it one of the stronger-performing areas in the S&P 500/R Index. As of September 30, 2002, the Funds' primary sector allocations were in Consumer Cyclical and Non-Cyclical, Health Care, Industrials, and Financials. The Funds had no exposure in areas such as Energy, Utilities, and Telecommunications Services.

 For a complete review of our economic and market outlook, please see our discussion at the end of this letter and in the quarterly shareholder letter (dated October 2002) that has been sent to you.

 We greatly appreciate your interest in the Funds.

 Sincerely,

 /s/ Thomas F. Marsico

 THOMAS F. MARSICO

 PORTFOLIO MANAGER

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INVESTMENT REVIEW BY JIM HILLARY

 MARSICO 21ST CENTURY FUND

 The 21st Century Fund had a total return of +4.47% for the one-year period ending September 30, 2002, far outpacing its primary equity benchmark, the S&P 500/R Index. For comparative purposes, the S&P 500/R Index, Nasdaq Composite Index(1) and Wilshire 5000 Index had total returns of -20.49%, -21.51% and -18.71%, respectively, over the same period. Please refer to the Fund Overview for information regarding the Fund's longer-term performance, which also surpassed its benchmark.

 Stock selection, together with selected opportunistic investments (in the aftermath of the September 2001 terrorist attacks) drove the 21st Century Fund's performance throughout the year ended September 30, 2002.
 UnitedHealth Group, SLM Corporation ("Sallie Mae"), M.D.C. Holdings and Aaon Corporation were held throughout the period and posted substantial gains. These core investments offer unique solutions to the marketplaces they serve, and we believe that each company is managed for the long-term with the shareholder in mind.(2)

 In the post 9/11/01 period, a number of selected airline and aerospace companies were purchased at attractive prices. Each of these investments was generally liquidated upon reaching its price target.

 In addition to UnitedHealth Group, investments in InterMune, Amgen and Tenet Healthcare made strong contributions. InterMune is in the process of seeking approval for a drug called Actimmune for use in treating idiopathic pulmonary fibrosis, a particularly devastating lung disease. During the year, Amgen received approval for Aranesp for anemia related to dialysis or cancer. The Fund has subsequently sold all shares of Tenet Healthcare.(2)
 In the defense area, some synergies among the common holdings of the different Marsico Funds are evident. The Fund benefited from its core holding in Lockheed Martin. One defense investment, TRW, was the subject of a takeover bid by Northrop Grumman. TRW gained more than 20% during the time it was held by the Fund.(2)

 On the consumer side, the Fund's investment in Harman International contributed positively to performance. Harman's high-quality car audio

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 system was increasingly sought by the high-end auto manufacturers. In a slow economy, the combination of healthy auto sales and Harman's increasing penetration of new models made for a very successful investment for the Fund (Harman International was no longer owned by the Fund as of September 30, 2002).(2)

 The Fund also benefited from investments in the "big box" retailers such as Lowe's Cos., Home Depot and Costco Wholesale (Home Depot and Costco were no longer owned by the Funds as of September 30, 2002), and from selected consumer staple stocks.(2)

 During the year, the Fund remained underweighted in the technology sector. This decision also had a positive impact on the Fund's performance.

 The Fund generally did not invest in the banking industry for the 12-month period ending September 30, 2002. This had an adverse impact on performance, as banking stocks in aggregate were among the better-performing industries last year.
 As of September 30, 2002, the 21st Century Fund maintained investments in five primary economic sectors, including Consumer Discretionary, Health Care, Financials, Industrials and Information Technology. These specific areas, in our view, offer an attractive combination of reasonable valuations and solid earnings growth potential. The Fund had little or no exposure to several sectors and industries at year-end, including telecommunications services, materials, pharmaceuticals, technology software and services and banks.

 Thank you for being an investor in the Fund.

 Sincerely,

 /s/ James A. Hillary

 JAMES A. HILLARY
 PORTFOLIO MANAGER

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 INVESTMENT REVIEW BY JIM GENDELMAN

 MARSICO INTERNATIONAL OPPORTUNITIES FUND

 The Marsico International Opportunities Fund had a (US$) return of +3.37% for the 12-month period ending September 30, 2002, substantially outpacing its primary equity benchmark.(1) The Morgan Stanley Capital International ("EAFE Index") had a total (US$) return of -15.53%(1) for the same period. Please refer to the Fund Overview for information regarding the Fund's longer-term performance, which also surpassed its benchmark.
 To a certain extent, the International Opportunities Fund's performance "story" has some similarities to those of the other Marsico Funds discussed above. However, there were some important distinctions. Even more than U.S. markets, the global investing environment presented significant volatility and innumerable challenges during the latter part of the year ended September 30, 2002. These included various (and frequently shifting) geopolitical factors, rising oil prices, and growing concern over prospects for a worldwide economic recovery - with perhaps the greatest focus on Europe. From an economic sector perspective, four areas had a significant positive impact on the International Opportunities Fund's investment results for the year:
 Consumer Discretionary, Industrials, Information Technology, and Financial Services.(2) (Unlike the other funds, the International Opportunities Fund's investments in the Health Care and Telecommunications Services sector were essentially a "wash" overall.)

oConsumer Discretionary investments - This sector was the single largest contributor to the International Opportunities Fund's outperformance as compared to the EAFE Index during the 12-month period ending September 30, 2002. An overweighted position in the automobile industry was a significant positive contributor to performance, as holdings such as Nissan Motor, Porsche AG, and BMW in aggregate gained close to 18% for the entire year. Selected retail and media holdings also added value, including Inditex (Industria de Diseno textil - a Spain-based clothing distributor), SEIYU (a Japanese supermarket chain), and VNU N.V.(2)

oInformation Technology investments - Like other Marsico Funds, the
 International Opportunities Fund generally did not maintain substantial levels of investment in this sector. However, our technology-related

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 holdings did contribute meaningfully to the Fund's investment results last year. We were fortunate to have had good technology-related stock selection, and some timely sell decisions during the year. Companies such as Accenture and Amdocs (both sold before September 30, 2002), Samsung Electronics, and Nokia were among the technology-related holdings in the Fund that, in aggregate, appreciated by 34% over the 12-month period.(2)

oIndustrials investments - The International Opportunities Fund's transportation-related holdings were important positive factors in the Fund's performance. These included airline and aircraft-related positions such as Ryanair Holdings and WestJet Airlines. We also owned a position in Canadian National Railway throughout the year, which considerably helped performance. Overall, the Fund's investments in the Industrials sector gained almost 23% over the 12-month period, while transportation industry holdings, including airline and railway companies, gained 24%.(2)

oFinancial Services investments - This sector overall was an important contributor to the International Opportunities Fund's outperformance. Insurance and banking positions were the two primary industry-level areas that buoyed investment results. Specific positions owned in these areas included Northern Rock, Kookmin Bank, and Corporacion Mapfre.(2)

 The main area that detracted from the International Opportunities Fund's performance as compared to the EAFE Index was an underweighted position in the Materials sector. This was one of a very few sectors that had positive returns for the 12 months ending September 30, 2002.

 Country allocations, in aggregate, did not have a major impact on the International Opportunities Fund's performance. Generally, the Fund's country allocations are a residual of our investment process, because we typically focus more on sectors, industries, and individual companies in formulating our investment strategy. However, at times, country position can - intentionally or otherwise - have a material effect on performance, particularly for countries that are well represented in a benchmark index such as EAFE. On the positive side, the Fund's overweighted position in countries such as South Korea, Finland (primarily a position in Nokia) and Russia (solely a position in YUKOS, an energy company) added value to

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 performance as compared to the EAFE Index. Maintaining a generally underweighted allocation to the United Kingdom also had a positive impact. However, these benefits were largely offset by the adverse performance of the Fund's positions in Germany and the Netherlands.

 As of September 30, 2002, the International Opportunities Fund's holdings were allocated primarily to the economic sectors of Consumer Cyclical and Non-Cyclical, Financials, Communications, and Industrials. Within these five general sectors, the Fund emphasized holdings in several specific industries. Consumer-related positions at quarter-end favored automobiles, retailers, and food/beverage companies. Financial services holdings primarily included banking companies. Industrial holdings included investments in transportation (e.g., airlines, railroads) and capital goods (e.g., aerospace/defense-related) companies. The Fund's largest country allocations were Canada, United Kingdom, Netherlands, Germany, and Japan.

 Thank you for your support.

 Sincerely,

 /s/ James G. Gendelman

 JAMES G. GENDELMAN
 PORTFOLIO MANAGER

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 INVESTMENT OUTLOOK

 In thinking about our market outlook and investment strategy, we take into consideration many data points, news developments, forecasts, and opinions. These "inputs" usually span economic, financial, social, and political considerations. We try to meld "macro" considerations (e.g., interest rates, inflation, geopolitical risks) with a great deal of "bottom-up" industry and company-specific research, relying on our collective experience and judgment. This process is designed to provide us a well-rounded, thoughtful perspective on the economy, the capital markets, and the corporate profit outlook.

 Extraordinarily divergent opinions about the future of equity returns have appeared recently. One of the most negative opinions about stocks was written by Bill Gross, who is (perhaps ironically) a fixed-income manager for Pacific Investment Management Company. Mr. Gross summarized his view ("Dow 5,000", September 2002) in two words: "Stocks stink." A polar opposite assessment appeared in a research brief recently produced by Mellon Capital Management (September 2002). That report's central thesis was: "The U.S. equity market is extraordinarily attractive. Today, the disconnect between rational valuation and the psychology of equity investors has reached an extreme not seen since 1987. Investors focused on the short run have overreacted and created a compelling opportunity for long-run equity investors."

 Our view is somewhere in the middle. We believe that there has been a significant disconnect between the stock market and the U.S. economy, as the stock market has continued to fade even as the economy has begun to recover. For various reasons, we think the overall economic and financial health of the U.S. has continued to slowly improve. While the economy faces significant headwinds, we believe there are positive economic factors that offer some long-term potential for the stock market.

 Looking at equity returns, declines in the stock market have been undeniably severe and painful since early- to mid-2000. In looking ahead, however, it is appropriate to ask whether equity investors today face inordinately high risks at prevailing price levels. From a macroeconomic perspective, there remain significant concerns. The unwinding of speculative excesses that characterized a good part of the 1990s may take longer than expected. Excess capacity is still an issue for some industries. Capital spending by

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 businesses has not, as yet, shown many signs of recovering. Short-term interest rates in the U.S. are at their lowest levels in more than 40 years; the Federal Reserve, after 11 successive interest rate cuts in the Fed Funds rate, does not have as much latitude to utilize rate reductions as a tool of monetary policy. Corporate debt is presently at high levels. Overall household debt, as reported in the Wall Street Journal (October 9, 2002) rose to more than 100% of annual disposable income (income after taxes) - the highest percentage on record. And, geopolitical factors add further concerns: war in Afghanistan; a possible military engagement in Iraq, a combustible situation in the Middle East. We think that geopolitical risks, which can be difficult to quantify in formulating investment strategy, may be more likely to adversely affect the economy than help it in stimulating economic activity.

 But balance and perspective remain important in any realistic investment appraisal. Equity investing has never been free of risks. Even during the long boom from 1982 to 2000, despite favorable economic conditions such as falling interest rates, disinflation, rising stock prices, and a "peace dividend" stimulus associated with the fall of Communism, periodic sharp downturns occurred. Importantly, too, the U.S. stock market historically has achieved positive real long-term returns after it has experienced a substantial decline. Jeremy J. Siegel, author of the book Stocks for the Long Run, analyzed the five-year performance of the U.S. stock market, as represented by the S&P 500/R Index, after it had experienced a decline of 40% or more. He identified six such episodes. He found that subsequent five-year equity returns averaged approximately 8.6% per year above the rate of inflation. None of the six post-decline five-year periods identified had a negative overall return.

 Of course, past performance of the market is not indicative of future results. In the face of the S&P 500/R Index's decline by some -47% from March of 2000 to September 30, 2002, we can't be certain that the next five years will bring positive real equity returns. However, we do believe that equity risk from a valuation perspective has diminished significantly. Stock markets are trading at multi-year "lows." Interest rates since 1982 have fallen from approximately 14% to less than 4% (as of October 9th, the 10-year U.S. Treasury bond was yielding 3.58%). If the U.S. stock market, as measured by the S&P 500/R Index, finishes calendar year 2002 with a negative return, it will be the first time that the U.S. stock market has experienced three

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 consecutive years of negative returns since 1939-1941. Stock prices, as noted
 earlier in this letter, already have fallen by an amount similar to the losses sustained in 1973-1974. As noted by the economics consulting firm Institutional Strategy & Investment, "to bet on continued erosion in equity prices from here, one would essentially be betting on returns that are, statistically, extraordinarily rare. . . Only in the Depression of 1929-1932 did the S&P 500/R endure four consecutive years of losses."

 We understand that further equity losses could happen. But it seems increasingly possible that stock prices may in the aggregate have overshot in the negative direction. Although price levels reached in the late 1990s by dot.coms and certain other industries obviously were unsustainably high in hindsight, it was exceedingly difficult to know that with certainty at the time. Similar human limitations make it difficult to recognize the true bottom in the markets, whenever it comes. Just as euphoria abounded as stock indexes peaked, pessimism is rampant now. Patience and a long-term investment time horizon are always warranted for equity investors. We think those attributes are even more important-and potentially more rewarding-at times like today.

 While some sectors of the stock market may remain over-priced, there are other areas that to us seem quite compelling in valuation and earnings growth potential. We believe that reported earnings for corporate America, although under scrutiny, are not as unreliable as well-publicized scandals might suggest. Many companies do have highly competent and ethical management teams, conservative accounting standards, good financial disclosure policies, strong balance sheets, excellent distribution capabilities, outstanding products and services, and the ability to generate real cash earnings. These are the types of companies we have always sought to identify in our investment process. We think they are the ones, going forward, that offer compelling potential for capital appreciation.

 While further negative developments could occur, the possibility of unexpected positive developments should not be overlooked. For example, a recovery in corporate earnings could emerge from factors such as improvements in cash flow, cost-cutting, debt restructuring, productivity gains, inventory building, more conservative accounting assumptions, and better financial disclosures. Also, cash dividends could return as an

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 important element of an equity investor's return. Proposals to eliminate the
 "double taxation" of dividends might encourage more companies to pay dividends. John Templeton, a highly respected pioneer in the mutual fund industry, has said, "The time of maximum pessimism is the best time to buy and the time of maximum optimism is the best time to sell."

You have our word that we are working hard to identify good investment opportunities and to generate good long-term investment results for you. This has been a difficult period. We believe the future should be better. We greatly appreciate your loyalty and your confidence in us.

(1) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The performance returns for the 21st Century Fund and the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

     The S&P 500/R Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. The Nasdaq Composite Index is an unmanaged, broad-based index of over 5,000 stocks that consists of all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East
     (EAFE). You cannot invest directly in an index.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

     Not authorized for distribution unless preceded or accompanied by a current Marsico Funds prospectus.

  UMB DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.


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FUND OVERVIEW

MARSICO FOCUS FUND
September 30, 2002

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                One Year           Average Annual Since
                           (10/1/01-9/30/02)   Inception (12/31/97-9/30/02)
Marsico Focus Fund                -4.50%                    5.88%
S&P 500/R Index                  -20.49%                   -2.30%
--------------------------------------------------------------------------------
NET ASSETS
9/30/02                                            $1,274,068,125
--------------------------------------------------------------------------------

------------------------------------
NET ASSET VALUE
-----------------------------------
Net Asset Value Per Share    $11.68
-----------------------------------
TOP FIVE HOLDINGS
------------------------------------
Tenet Healthcare Corp.        8.77%
Lockheed Martin Corp.          7.24
UnitedHealth Group, Inc.       6.53
SLM Corp.                      6.09
Quest Diagnostics, Inc.        5.18
-----------------------------------
SECTOR ALLOCATION(2)
-----------------------------------
Consumer Non-Cyclical        33.07%
Consumer Cyclical             29.24
Industrial                    13.74
Financial                     12.87
Communications                 8.39
Technology                     2.69

         GROWTH OF $10,000(1)

                 Focus     S&P 500
                --------  ---------

  12/31/1997     10,000     10,000
   3/31/1998     12,310     11,395
   9/30/1998     12,360     10,600
   3/31/1999     17,030     13,498
   9/30/1999     17,430     13,548
   3/31/2000     23,542     15,920
   9/30/2000     22,210     15,347
   3/31/2001     15,692     12,469
   9/30/2001     13,733     11,262
   3/31/2002     15,956     12,500
   9/30/2002     13,115      8,955

     The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.
     The S&P 500/R Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.
(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------

AEROSPACE/DEFENSE

General Dynamics Corporation             361,669    $29,414,540          2.31%
Lockheed Martin Corporation            1,425,964     92,217,092           7.24
                                    ------------------------------------------
                                                    121,631,632           9.55
                                    ------------------------------------------

APPLICATIONS SOFTWARE
Microsoft Corporation*                   350,428     15,327,721           1.20
                                    ------------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG            1,762,634     56,612,726           4.44
                                    ------------------------------------------

BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                            603,978     22,316,987           1.75
                                    ------------------------------------------


BROADCAST SERVICES/PROGRAMMING
Clear Channel Communications, Inc.*      565,240     19,642,090           1.54
                                    ------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
Lennar Corporation                       491,231     27,400,865           2.15
                                    ------------------------------------------

CASINO HOTELS
MGM Mirage*                              552,791     20,619,104           1.62
                                    ------------------------------------------

COMPUTERS
Dell Computer Corporation*               706,078     16,599,894           1.30
                                    ------------------------------------------

COSMETICS & TOILETRIES
Colgate-Palmolive Company                 91,070      4,913,227           0.39
The Procter & Gamble Company             447,476     39,995,405           3.14
                                    ------------------------------------------
                                                     44,908,632           3.53
                                    ------------------------------------------

ELECTRONICS - MILITARY

L-3 Communications Holdings, Inc.*       617,292     32,531,288           2.55
                                    ------------------------------------------


FINANCE - CONSUMER LOANS
SLM Corporation                          833,277     77,611,420           6.09
                                    ------------------------------------------


*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.         1,041,244    $51,073,018          4.01%
                                    ------------------------------------------

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                               403,246     24,009,267           1.89
                                    ------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                849,197     27,208,272           2.14
                                    ------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                             694,434     28,957,898           2.27
                                    ------------------------------------------

MEDICAL DRUGS
Forest Laboratories, Inc.*                60,406      4,953,896           0.39
                                    ------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                 953,774     83,188,168           6.53
                                    ------------------------------------------

MEDICAL - HOSPITALS
Tenet Healthcare Corporation*          2,258,360    111,788,820           8.77
                                    ------------------------------------------

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*               1,072,916     66,016,522           5.18
                                    ------------------------------------------

MEDICAL PRODUCTS
Johnson & Johnson                        555,654     30,049,768           2.36
                                    ------------------------------------------
MULTIMEDIA
Viacom, Inc. - Class B*                  945,148     38,325,751           3.01
                                    ------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                 1,434,564     59,390,950           4.66
                                    ------------------------------------------

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                  1,055,664     51,980,895           4.08
                                    ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                      2,465,190    $52,829,022          4.15%
                                    ------------------------------------------

RETAIL - REGIONAL DEPARTMENT STORES
Kohl's Corporation*                      361,230     21,966,396           1.72
                                    ------------------------------------------

TELECOMMUNICATION EQUIPMENT
Nokia Oyj ADR                          1,286,796     17,050,047           1.34
                                    ------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                        176,344      8,829,544           0.69
                                    ------------------------------------------

WIRELESS EQUIPMENT
QUALCOMM, Inc.*                          885,302     24,452,041           1.92
                                    ------------------------------------------

TOTAL COMMON STOCKS
(COST $1,120,065,155)                             1,157,272,634          90.83
                                    ------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK
--------------------------------------------------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Porsche AG                                71,009     28,762,869           2.26
                                    ------------------------------------------
TOTAL PREFERRED STOCK
(COST $29,056,797)                                   28,762,869           2.26
                                    ------------------------------------------

                                      Principal/   Market Value     Percent of
                                        Shares      in Dollars      Net Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

Federal Home Loan Bank,
   1.55%, 10/1/02                     93,400,000    $93,400,000           7.33
SSgA Money Market Fund                    37,525         37,525              -
                                    ------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $93,437,525)                                   93,437,525           7.33
                                    ------------------------------------------

TOTAL INVESTMENTS
(COST $1,242,559,477)                             1,279,473,028         100.42
Liabilities Less Cash and Other Assets              (5,404,903)         (0.42)
                                    ------------------------------------------
NET ASSETS                                       $1,274,068,125        100.00%
                                    ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARSICO FOCUS FUND
September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $1,242,559)                             $1,279,473
Receivable for investments sold                                          2,817
Receivable for capital stock sold                                        2,387
Interest and dividends receivable                                          275
Organizational expenses, net of accumulated amortization                     7
Prepaid expenses and other assets                                          251
                                                                  ------------
TOTAL ASSETS                                                         1,285,210
                                                                  ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investment purchased                                         7,971
Payable for capital stock redeemed                                       1,363
Accrued investment advisory fee                                            891
Accrued distribution fee                                                   160
Accrued trustees fees                                                      284
Accrued expenses and other liabilities                                     473
                                                                  ------------
TOTAL LIABILITIES                                                       11,142
                                                                  ------------
NET ASSETS                                                          $1,274,068
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in-capital                                                     $1,582,254
Accumulated net investment loss                                          (218)
Accumulated net realized loss on
   investments and
  foreign currency transactions                                      (344,882)
Net unrealized appreciation on investments
  and foreign currency translations                                     36,914
                                                                  ------------
NET ASSETS                                                          $1,274,068
                                                                  ------------
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                        109,100

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*           $11.68
                                                                  ------------

*Not in thousands.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

MARSICO FOCUS FUND
For the Year Ended September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $695
Dividends (net of $273 of non-reclaimable
  foreign withholding taxes)                                             8,594
                                                                  ------------
TOTAL INVESTMENT INCOME                                                  9,289
                                                                  ------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                11,745
Distribution fees                                                        3,454
Transfer agent fees and expenses                                         1,766
Printing and postage expenses                                              573
Trustees' fees and expenses                                                263
Custody and fund accounting fees                                           253
Fund administration fees                                                   217
Professional fees                                                          127
State registration fees                                                     76
Amortization of organizational costs                                        27
Miscellaneous                                                              127
                                                                  ------------

TOTAL EXPENSES                                                          18,628
Less expenses paid indirectly                                            (505)
                                                                  ------------
NET EXPENSES                                                            18,123
                                                                  ------------

NET INVESTMENT LOSS                                                    (8,834)
                                                                  ------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                     (114,160)
Net realized gain on foreign currency transactions                       1,649
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                         64,375
                                                                  ------------
Net Loss on Investments                                               (48,136)
                                                                  ------------
  NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $(56,970)
                                                                  ------------

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

MARSICO FOCUS FUND

                                                      Year          Year
                                                     Ended         Ended
(Amounts in thousands)                              9/30/02       9/30/01
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
  Net investment loss                               $(8,834)       $(7,293)
  Net realized loss on investments                 (114,160)      (119,923)
  Net realized gain (loss) on foreign
    currency transactions                              1,649            (8)
  Change in unrealized appreciation/
    depreciation on investments and
    foreign currency translations                     64,375      (883,716)
                                                  -------------------------
  Net decrease in net assets
    resulting from operations                       (56,970)    (1,010,940)
                                                  -------------------------
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Net realized gains                                         -      (238,297)
Tax return of capital                                (4,530)              -
                                                  -------------------------

Total distributions                                  (4,530)      (238,297)
                                                  -------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from sale of shares                         544,645        546,543
Proceeds from reinvestment
  of distributions                                     4,400        231,968
Redemption of shares                               (524,972)    (1,071,584)
                                                  -------------------------
Net increase (decrease) from
  capital share transactions                          24,073      (293,073)
                                                  -------------------------
TOTAL DECREASE IN NET ASSETS                        (37,427)    (1,542,310)
                                                  -------------------------
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                1,311,495      2,853,805
END OF PERIOD                                     $1,274,068     $1,311,495
                                                  -------------------------
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                           42,317         34,192
Shares issued in reinvestment
  of distributions                                       330         13,865
Shares redeemed                                     (40,445)       (69,861)
                                                  -------------------------

NET INCREASE (DECREASE)                                2,202       (21,804)
                                                  -------------------------

 See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period.

                             Year       Year       Year        Year    12/31/97*
                            Ended       Ended      Ended      Ended        to
                           9/30/02     9/30/01    9/30/00    9/30/99    9/30/98
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD
                           $12.27      $22.17     $17.43     $12.36     $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
--------------------------------------------------------------------------------
  Net investment loss      (0.08)      (0.07)     (0.16)     (0.06)     (0.01)
  Net realized and
    unrealized gains
    (losses) on
    investments            (0.47)      (7.87)       4.94       5.13       2.37
                        -------------------------------------------------------
  Total from investment
    operations             (0.55)      (7.94)       4.78       5.07       2.36
                        -------------------------------------------------------
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
  Distributions to
    shareholders                -      (1.96)     (0.04)          -          -
  Tax return of capital    (0.04)           -          -          -          -
                        -------------------------------------------------------
  Total distributions      (0.04)      (1.96)     (0.04)          -          -
                        -------------------------------------------------------
  NET ASSET VALUE,
    END OF PERIOD          $11.68      $12.27     $22.17     $17.43     $12.36
                        -------------------------------------------------------
  TOTAL RETURN            (4.50)%    (38.17)%     27.42%     41.02%  23.60%(1)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
  AND RATIOS
--------------------------------------------------------------------------------
  Net assets, end
    of period (000s)   $1,274,068  $1,311,495 $2,853,805 $2,258,141   $858,257
  Ratio of expenses to
    average net assets,
    before expenses
    paid indirectly         1.35%       1.30%      1.27%      1.31%   1.56%(2)
  Ratio of net
    investment loss to
    average net assets,
    net of expenses
    paid indirectly       (0.64)%     (0.36)%    (0.69)%    (0.43)% (0.27)%(2)
  Ratio of net investment
    loss to average
    net assets, before
    expenses paid
    indirectly            (0.68)%     (0.39)%    (0.70)%    (0.45)% (0.27)%(2)
  Portfolio turnover rate    117%        127%       176%       173%   170% (1)

*  Inception.
(1)Not annualized for the periods less than one year.
(2)Annualized for the periods less than one year.
   See notes to financial statements.

FUNDOVERVIEW

MARSICO GROWTH FUND
September 30, 2002

The Growth Fund invests primarily in the common stocks of large companies that are selected for their growth potential. The Growth Fund will normally hold between 35 and 50 common stocks.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                                One Year            Average Annual Since
                            (10/1/01-9/30/02)   Inception (12/31/97-9/30/02)
Marsico Growth Fund               -6.42%                    4.73%
S&P 500/R Index                  -20.49%                   -2.30%
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
9/30/02                                              $641,974,209
--------------------------------------------------------------------------------


-----------------------------------
NET ASSET VALUE
-----------------------------------
Net Asset Value Per Share    $11.88

-----------------------------------
TOP FIVE HOLDINGS
-----------------------------------
Tenet Healthcare Corp.         5.61%
UnitedHealth Group, Inc.       5.45
SLM Corp.                      5.10
Bayerische Moteren Werke AG    4.22
Wal-Mart Stores, Inc.          4.05
-----------------------------------
SECTOR ALLOCATION(2)
-----------------------------------
Consumer Non-Cyclical         32.96%
Consumer Cyclical             30.78
Financial                     12.10
Industrial                    10.42
Communications                 8.76
Technology                     4.98


       GROWTH OF $10,000(1)

              Growth    S&P 500
              -------  ---------

  12/31/1997  10,000    10,000
   3/31/1998  11,960    11,395
   9/30/1998  11,540    10,600
   3/31/1999  15,710    13,498
   9/30/1999  16,290    13,548
   3/31/2000  22,607    15,920
   9/30/2000  20,938    15,347
   3/31/2001  15,495    12,469
   9/30/2001  13,307    11,262
   3/31/2002  15,304    12,500
   9/30/2002  12,452     8,955

   The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
(1)This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.
   The S&P 500/R Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.
(2)Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets

--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE
General Dynamics Corporation             180,794    $14,703,976          2.29%
Lockheed Martin Corporation              394,396     25,505,589           3.97
                                      ------------------------------------------
                                                     40,209,565           6.26
                                      ------------------------------------------

AGRICULTURAL OPERATIONS
Monsanto Company                          92,588      1,415,671           0.22
                                      ------------------------------------------

AIRLINES
Ryanair Holdings PLC ADR*                225,190      7,631,689           1.19
                                      ------------------------------------------

APPLICATIONS SOFTWARE
Microsoft Corporation*                   183,132      8,010,194           1.25
                                      ------------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG              843,422     27,089,242           4.22
                                      ------------------------------------------

BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                            306,652     11,330,791           1.76
                                      ------------------------------------------

BREWERY
Anheuser-Busch Companies, Inc.           113,077      5,721,696           0.89
                                      ------------------------------------------

BROADCAST SERVICES/PROGRAMMING
Clear Channel Communications, Inc.*      294,480     10,233,180           1.59
                                      ------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
D.R. Horton, Inc.                        256,734      4,780,387           0.74
Lennar Corporation                       176,160      9,826,205           1.53
M.D.C. Holdings, Inc.                    186,622      6,587,757           1.03
                                      ------------------------------------------
                                                     21,194,349           3.30
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

CASINO HOTELS
Mandalay Resort Group*                    37,336     $1,252,623           0.20%
MGM Mirage*                              285,864     10,662,727           1.66
                                      ------------------------------------------
                                                     11,915,350           1.86
                                      ------------------------------------------

COMPUTERS
Dell Computer Corporation*               373,538      8,781,878           1.37
                                      ------------------------------------------

COSMETICS & TOILETRIES
Colgate-Palmolive Company                 45,876      2,475,010           0.39
The Procter & Gamble Company             233,488     20,869,157           3.25
                                      ------------------------------------------
                                                     23,344,167           3.64
                                      ------------------------------------------

ELECTRONICS - MILITARY
L-3 Communications Holdings, Inc.*       139,583      7,356,024           1.15
                                      ------------------------------------------

ENGINEERING/R&D SERVICES
Jacobs Engineering Group, Inc.*           33,932      1,047,820           0.16
                                      ------------------------------------------

ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*                   183,425     12,098,713           1.88
                                      ------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                          351,718     32,759,015           5.10
                                      ------------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.           327,807     16,078,933           2.50
                                      ------------------------------------------

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                               206,102     12,271,313           1.91
                                      ------------------------------------------

FOOD - MISCELLANEOUS/DIVERSIFIED
Kraft Foods, Inc. - Class A              386,028     14,074,581           2.19
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets

--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                345,914    $11,083,085          1.73%
                                      ------------------------------------------

MACHINERY - FARM
Deere & Company                           57,708      2,622,829           0.41
                                      ------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                             355,100     14,807,670           2.31
                                      ------------------------------------------

MEDICAL - DRUGS
Forest Laboratories, Inc.*                30,674      2,515,575           0.39
                                      ------------------------------------------

MEDICAL - HMO
Oxford Health Plans, Inc.*                41,150      1,602,381           0.25
UnitedHealth Group, Inc.                 400,960     34,971,731           5.45
                                      ------------------------------------------
                                                     36,574,112           5.70
                                      ------------------------------------------

MEDICAL - HOSPITALS
Tenet Healthcare Corporation*            726,969     35,984,966           5.61
                                      ------------------------------------------

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                 380,144     23,390,260           3.64
                                      ------------------------------------------

MEDICAL PRODUCTS
Johnson & Johnson                        176,962      9,570,105           1.49
Zimmer Holdings, Inc.*                   331,752     12,719,372           1.98
                                      ------------------------------------------
                                                     22,289,477           3.47
                                      ------------------------------------------

MOTORCYCLE/MOTOR SCOOTER MANUFACTURER
Harley-Davidson, Inc.                     67,364      3,129,058           0.49
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

MULTIMEDIA
Viacom, Inc. - Class B*                  478,112    $19,387,442          3.02%
                                      ------------------------------------------

RETAIL - BEDDING
Bed Bath & Beyond, Inc.*                 304,840      9,928,639           1.55
                                      ------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                   555,874     23,013,184           3.58
                                      ------------------------------------------

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                    527,934     25,995,470           4.05
                                      ------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                        618,943     13,263,948           2.07
                                      ------------------------------------------

RETAIL - REGIONAL DEPARTMENT STORES
Kohl's Corporation*                      277,512     16,875,505           2.63
                                      ------------------------------------------

SUPER-REGIONAL BANKS-US
Wells Fargo & Company                    190,306      9,165,137           1.43
                                      ------------------------------------------

TELECOMMUNICATION EQUIPMENT
Nokia Oyj ADR                            670,030      8,877,898           1.38
                                      ------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                        184,992      9,262,549           1.44
                                      ------------------------------------------

WIRELESS EQUIPMENT
QUALCOMM, Inc.*                          448,475     12,386,879           1.93
                                      ------------------------------------------

TOTAL COMMON STOCKS
(COST $555,242,197)                                 573,117,854          89.27
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
PREFERRED STOCK
--------------------------------------------------------------------------------

AUTOMOTIVE-CARS/LIGHT TRUCKS
Porsche AG                                12,178     $4,932,814          0.77%
                                      ------------------------------------------

TOTAL PREFERRED STOCK
(COST $4,526,587)                                     4,932,814           0.77
                                      ------------------------------------------


                                   Principal Amount Market Value    Percent of
                                      in Dollars     in Dollars     Net Assets
--------------------------------------------------------------------------------
CORPORATE BOND
--------------------------------------------------------------------------------

BUILDING-RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.,
    8.375%, 2/1/08                    $2,700,000      2,727,000           0.43
                                      ------------------------------------------

TOTAL CORPORATE BOND
(COST $2,643,132)                                     2,727,000           0.43
                                      ------------------------------------------

                                      Principal/   Market Value     Percent of
                                        Shares      in Dollars      Net Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

Federal Home Loan Bank,
    1.55%, 10/1/02                    71,600,000    $71,600,000          11.15
SSgA Money Market Fund                    35,451         35,451           0.01
                                      ------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $71,635,451)                                   71,635,451          11.16
                                      ------------------------------------------

TOTAL INVESTMENTS
(COST $634,047,367)                                 652,413,119         101.63

Liabilities Less Cash and Other Assets             (10,438,910)         (1.63)
                                      ------------------------------------------

NET ASSETS                                         $641,974,209        100.00%
                                      ------------------------------------------

 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARSICO GROWTH FUND
September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Investments, at value (cost $634,047)                                 $652,413
Receivable for investments sold                                            721
Receivable for capital stock sold                                        1,563
Interest and dividends receivable                                          212
Organizational expenses, net of accumulated amortization                     7
Prepaid expenses and other assets                                          159
                                                                  ------------

Total Assets                                                           655,075
                                                                  ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       10,850
Payable for capital stock redeemed                                       1,327
Accrued investment advisory fee                                            461
Accrued distribution fee                                                    76
Accrued trustees fees                                                      169
Accrued expenses and other liabilities                                     218
                                                                  ------------

Total Liabilities                                                       13,101
                                                                  ------------
NET ASSETS                                                            $641,974
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in-capital                                                       $754,802
Accumulated net investment loss                                          (163)
Accumulated net realized loss on investments and
    foreign currency transactions                                    (131,031)
Net unrealized appreciation on investments
     and foreign currency translations                                  18,366
                                                                  ------------

NET ASSETS                                                            $641,974
                                                                  ------------
SHARES OUTSTANDING, $0.001 par value
    (UNLIMITED SHARES AUTHORIZED)                                       54,048

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                             $11.88
                                                                  ------------

*Not in thousands.
See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

MARSICO GROWTH FUND
For the Year Ended September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $1,098
Dividends (net of $139 of non-reclaimable
  foreign withholding taxes)                                             4,325
                                                                  ------------

TOTAL INVESTMENT INCOME                                                  5,423
                                                                  ------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                 5,414
Distribution fees                                                        1,592
Transfer agent fees and expenses                                           839
Printing and postage expenses                                              253
Fund administration fees                                                   174
Custody and fund accounting fees                                           150
Trustees' fees and expenses                                                118
Professional fees                                                           60
State registration fees                                                     57
Amortization of organizational costs                                        27
Miscellaneous                                                               49
                                                                  ------------

TOTAL EXPENSES                                                           8,733
Less expenses paid indirectly                                            (195)
                                                                  ------------
NET EXPENSES                                                             8,538
                                                                  ------------
NET INVESTMENT LOSS                                                    (3,115)
                                                                  ------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                      (76,004)
Net realized gain on foreign currency transactions                         203
Change in unrealized appreciation/depreciation on
    investments and foreign currency translations                       20,913
                                                                  ------------
Net Loss on Investments                                               (54,888)
                                                                  ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(58,003)
                                                                  ------------

 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

MARSICO GROWTH FUND

                                                      Year           Year
                                                     Ended          Ended
(Amounts in thousands)                              9/30/02        9/30/01
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                 $(3,115)       $(3,878)
Net realized loss on investments                    (76,004)       (30,348)
Net realized gain (loss) on foreign
  currency transactions                                  203           (10)
Change in unrealized appreciation/
  depreciation on investments and
  foreign currency translations                       20,913      (309,903)
                                                  -------------------------

Net decrease in net assets
  resulting from operations                         (58,003)      (344,139)
                                                  -------------------------
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Net realized gains                                         -       (31,993)

Tax return of capital                                  (717)              -
                                                  -------------------------
Total distributions                                    (717)       (31,993)
                                                  -------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from sale of shares                         430,675        249,493
Proceeds from reinvestment
  of distributions                                       682         30,448
Redemption of shares                               (261,567)      (375,627)
                                                  -------------------------
Net increase (decrease) from
  capital share transactions                         169,790       (95,686)
                                                  -------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS              111,070      (471,818)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  530,904      1,002,722

END OF PERIOD                                       $641,974       $530,904
                                                  -------------------------
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                           32,129         15,449
Shares issued in reinvestment of distributions            49          1,774
Shares redeemed                                     (19,908)       (23,602)
                                                  -------------------------

NET INCREASE (DECREASE)                               12,270        (6,379)
                                                  -------------------------

 See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

MARSICO GROWTH FUND
For a Fund Share Outstanding Throughout the Period.

                             Year       Year       Year        Year    12/31/97*
                            Ended       Ended      Ended      Ended        to
                          9/30/02      9/30/01    9/30/00    9/30/99    9/30/98
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                           $12.71      $20.82     $16.29     $11.54     $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net investment loss        (0.04)      (0.09)     (0.11)     (0.06)     (0.01)
Net realized and
  unrealized gains (losses)
  on investments           (0.77)      (7.32)       4.75       4.81       1.55
                        -------------------------------------------------------
Total from
investment operations      (0.81)      (7.41)       4.64       4.75       1.54
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to
  shareholders                  -      (0.70)     (0.11)          -          -
Tax return of capital      (0.02)           -          -          -          -
                        -------------------------------------------------------
Total distributions        (0.02)      (0.70)     (0.11)          -          -
NET ASSET VALUE,
  END OF PERIOD            $11.88      $12.71     $20.82     $16.29     $11.54
                        -------------------------------------------------------
TOTAL RETURN              (6.42)%    (36.45)%     28.53%     41.16%  15.40%(1)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
--------------------------------------------------------------------------------
Net assets, end
  of period (000s)       $641,974    $530,904 $1,002,722   $688,490   $263,519
Ratio of expenses to
  average net assets, less
  waivers and before expenses
  paid indirectly           1.37%       1.33%      1.30%      1.43%   1.51%(2)
Ratio of net investment
  loss to average net
  assets, net of waivers and
  expenses paid indirectly(0.49)%     (0.53)%    (0.54)%    (0.46)% (0.14)%(2)
Ratio of expenses to
  average net assets,
  before waivers and
  expenses paid indirectly  1.37%       1.33%      1.30%      1.43%   1.78%(2)
Ratio of net investment
  loss to average net assets,
  before waivers and
  expenses paid indirectly(0.52)%     (0.55)%    (0.55)%    (0.47)% (.041)%(2)
Portfolio turnover rate      111%        120%       137%       137%    141%(1)

*  Inception.
(1)Not annualized for the periods less than one year.
(2)Annualized for the periods less than one year.
   See notes to financial statements.

--------------------------------------------------------------------------------

FUNDOVERVIEW

MARSICO 21ST CENTURY FUND
September 30, 2002

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                    One Year           Average Annual Since
                               (10/1/01-9/30/02)    Inception (2/1/00-9/30/02)
Marsico 21st Century Fund          4.47%(1)                 -14.74%(1)
S&P 500/R Index                    -20.49%                   -17.16%
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
9/30/02                                                     $56,020,844
--------------------------------------------------------------------------------

--------------------------------------
NET ASSET VALUE
--------------------------------------
Net Asset Value Per Share       $6.54
--------------------------------------
TOP FIVE HOLDINGS
--------------------------------------
SLM Corp.                       5.51%
UnitedHealth Group, Inc.        5.51
Royal Dutch Petroleum Co.       4.28
Lockheed Martin Corp.           3.83
Microsoft Corp.                 3.71
--------------------------------------
SECTOR ALLOCATION(3)
--------------------------------------
Consumer Non-Cyclical           27.12%
Consumer Cyclical               21.91
Financial                       13.19
Industrial                      11.29
Communications                  10.74
Energy                           6.79
Technology                       6.43
Utility                          2.53

GROWTH OF $10,000(1)(2)

                21st
               Century        S&P 500
               --------       -------

   1/31/2000    10,000      10,000
   3/31/2000    12,810      10,770
   6/30/2000    10,880      10,484
   9/30/2000    10,860      10,383
  12/31/2000     9,190       9,570
   3/31/2001     7,290       8,436
   6/30/2001     7,640       8,929
   9/30/2001     6,260       7,619
  12/31/2001     7,370       8,433
   3/31/2002     7,520       8,456
   6/30/2002     7,490       7,323
   9/30/2002     6,540       6,058

   The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
(1)The performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.
(2)This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.
   The S&P 500/R Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.
(3)Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARSICO 21ST CENTURY FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------

ADVERTISING SERVICES
JC Decaux S.A.*                           74,983       $845,987          1.51%
                                      ------------------------------------------

AEROSPACE/DEFENSE
Lockheed Martin Corporation               33,174      2,145,363           3.83
                                      ------------------------------------------

AGRICULTURAL OPERATIONS
Monsanto Company                         103,694      1,585,481           2.83
                                      ------------------------------------------

AIRLINES
Ryanair Holdings PLC ADR*                 34,642      1,174,017           2.09
                                      ------------------------------------------

APPLICATIONS SOFTWARE
Microsoft Corporation*                    47,470      2,076,338           3.71
                                      ------------------------------------------

ATHLETIC EQUIPMENT
The Nautilus Group, Inc.*                 63,104      1,230,528           2.20
                                      ------------------------------------------
AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG               10,392        333,773           0.60
                                      ------------------------------------------

BROADCAST SERVICES/PROGRAMMING
Clear Channel Communications, Inc.*       49,836      1,731,801           3.09
                                      ------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
D.R. Horton, Inc.                         48,483        902,753           1.61
Lennar Corporation                        17,512        976,819           1.75
M.D.C. Holdings, Inc.                     33,065      1,167,195           2.08
                                      ------------------------------------------
                                                      3,046,767           5.44
                                      ------------------------------------------

BUILDING PRODUCTS - AIR & HEATING
Aaon, Inc.*                               70,553      1,193,757           2.13
                                      ------------------------------------------

COMPUTER SERVICES
SRA International, Inc. - Class A*        50,152      1,435,852           2.56
                                      ------------------------------------------

COSMETICS & TOILETRIES
Colgate-Palmolive Company                 10,446        563,562           1.01
                                      ------------------------------------------


*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO 21ST CENTURY FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

ELECTRONIC MEASURING INSTRUMENTS
Analogic Corporation                      33,310     $1,395,356          2.49%
                                      ------------------------------------------

ELECTRONICS - MILITARY
L-3 Communications Holdings, Inc.*        27,284      1,437,867           2.57
                                      ------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                           33,162      3,088,709           5.51
                                      ------------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Lehman Brothers Holdings, Inc.            17,762        871,226           1.55
                                      ------------------------------------------

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                27,904      1,661,404           2.96
                                      ------------------------------------------

FOOD - RETAIL
Wild Oats Markets, Inc.*                  92,420        839,174           1.50
                                      ------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                 36,365      1,165,135           2.08
                                      ------------------------------------------

LOTTERY SERVICES
GTECH Holdings Corporation*               23,666        587,390           1.05
                                      ------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                              34,560      1,441,152           2.57
Genentech, Inc.*                          39,904      1,302,068           2.33
InterMune, Inc.*                          59,394      1,949,311           3.48
                                      ------------------------------------------
                                                      4,692,531           8.38
                                      ------------------------------------------

MEDICAL - DRUGS
Priority Healthcare
  Corporation - Class B*                  26,756        674,251           1.20
                                      ------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                  35,381      3,085,931           5.51
                                      ------------------------------------------

MEDICAL - HOSPITALS
Tenet Healthcare Corporation*             30,082      1,489,059           2.66
                                      ------------------------------------------


*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO 21ST CENTURY FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                  30,714     $1,889,832          3.37%
                                      ------------------------------------------

MULTI-LINE INSURANCE
American International Group, Inc.        29,074      1,590,348           2.84
                                      ------------------------------------------

MULTIMEDIA
Viacom, Inc. - Class B*                   42,362      1,717,779           3.07
                                      ------------------------------------------

OIL COMPANIES - INTEGRATED
Exxon Mobil Corporation                   41,036      1,309,048           2.34
Royal Dutch Petroleum Company             59,774      2,401,122           4.28
                                      ------------------------------------------
                                                      3,710,170           6.62
                                      ------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                    24,956      1,033,178           1.84
                                      ------------------------------------------

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                     30,456      1,499,653           2.68
                                      ------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                         38,680        828,912           1.48
                                      ------------------------------------------

RETAIL - MISCELLANEOUS/DIVERSIFIED
Blue Rhino Corporation*                   22,650        346,318           0.62
                                      ------------------------------------------

WATER
Philadelphia Suburban Corporation         68,096      1,382,349           2.47
                                      ------------------------------------------

WIRELESS EQUIPMENT
QUALCOMM, Inc.*                           57,080      1,576,550           2.81
                                      ------------------------------------------

TOTAL COMMON STOCKS
(COST $52,302,497)                                   53,926,348          96.26
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO 21ST CENTURY FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
PREFERRED STOCK
--------------------------------------------------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Porsche AG                                 1,796       $727,487          1.30%
                                      ------------------------------------------
TOTAL PREFERRED STOCK
(COST $695,779)                                         727,487           1.30
                                      ------------------------------------------

                                      Principal/   Market Value     Percent of
                                        Shares      in Dollars      Net Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

Federal Home Loan Bank,

  1.55%, 10/1/02                       1,600,000     $1,600,000           2.85
SSgA Money Market Fund                     3,836          3,836           0.01
                                      ------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,603,836)                                     1,603,836           2.86
                                      ------------------------------------------
TOTAL INVESTMENTS
(COST $54,602,112)                                   56,257,671         100.42

Liabilities Less Cash and Other Assets                (236,827)         (0.42)
                                      ------------------------------------------

NET ASSETS                                          $56,020,844        100.00%
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARSICO 21ST CENTURY FUND
September 30, 2002


(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $54,602)                                   $56,258
Receivable for investments sold                                          2,330
Receivable for capital stock sold                                          210
Interest and dividends receivable                                            5
Prepaid expenses and other assets                                           91
                                                                  ------------

Total Assets                                                            58,894
                                                                  ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        2,577
Payable for capital stock redeemed                                          15
Accrued investment advisory fee                                             34
Accrued distribution fee                                                    94
Accrued trustees fees                                                       91
Accrued expenses and other liabilities                                      62
                                                                  ------------
Total Liabilities                                                        2,873
                                                                  ------------
NET ASSETS                                                             $56,021
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in-capital                                                       $124,231
Accumulated net investment loss                                          (121)
Accumulated net realized loss on investments and
  foreign currency transactions                                       (69,745)
Net unrealized appreciation on investments
  and foreign currency translations                                      1,656
                                                                  ------------
NET ASSETS                                                             $56,021
                                                                  ------------
SHARES OUTSTANDING, $0.001 PAR VALUE
(UNLIMITED SHARES AUTHORIZED)                                            8,572
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                              $6.54
                                                                  ------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

MARSICO 21ST CENTURY FUND
For the Year Ended September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                   $36
Dividends (net of $20 of non-reclaimable
  foreign withholding taxes)                                               352
                                                                  ------------

TOTAL INVESTMENT INCOME                                                    388
                                                                  ------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                   543
Distribution fees                                                          160
Transfer agent fees and expenses                                           119
Fund administration fees                                                    68
Custody and fund accounting fees                                            65
Printing and postage expenses                                               24
State registration fees                                                     16
Trustees' fees and expenses                                                 14
Professional fees                                                            9
Miscellaneous                                                                6
                                                                  ------------

TOTAL EXPENSES                                                           1,024
Less waiver of expenses                                                   (65)
Less expenses paid indirectly                                              (1)
                                                                  ------------
NET EXPENSES                                                               958
                                                                  ------------
NET INVESTMENT LOSS                                                      (570)
                                                                  ------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                         (904)
Net realized gain on foreign currency transactions                         540
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                          4,194
                                                                  ------------

Net Gain on Investments                                                  3,830
                                                                  ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                               $3,260
                                                                  ------------

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

MARSICO 21ST CENTURY FUND

                                                      Year           Year
                                                     Ended          Ended
(Amounts in thousands)                              9/30/02        9/30/01
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                   $(570)         $(750)
Net realized loss on investments                       (904)       (39,521)
Net realized loss on options written                       -           (23)
Net realized gain (loss) on
  foreign currency transactions                          540           (12)
Change in unrealized appreciation/
  depreciation on investments and foreign
  currency translations                                4,194       (16,390)
                                                  -------------------------

Net increase (decrease) in net assets
  resulting from operations                            3,260       (56,696)
                                                  -------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from sale of shares                          13,740         50,636
Redemption of shares                                (21,103)       (63,989)
                                                  -------------------------

Net decrease from
  capital share transactions                         (7,363)       (13,353)
                                                  -------------------------
TOTAL DECREASE IN NET ASSETS                         (4,103)       (70,049)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   60,124        130,173

End of period                                        $56,021        $60,124
                                                  -------------------------
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                            1,969          5,875
Shares redeemed                                      (3,000)        (8,254)
                                                  -------------------------

Net decrease                                         (1,031)        (2,379)
                                                  -------------------------

..
See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

MARSICO 21ST CENTURY FUND
For a Fund Share Outstanding Throughout the Period.

                                              Year          Year        2/1/00*
                                              Ended        Ended           to
                                             9/30/02      9/30/01       9/30/00
                                             -----------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $6.26        $10.86       $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                          (0.08)        (0.08)       (0.07)
Net realized and unrealized gains
  (losses) on investments                      0.36        (4.52)         0.93
                                             -----------------------------------
Total from investment operations               0.28        (4.60)         0.86
                                             -----------------------------------
NET ASSET VALUE, END OF PERIOD                $6.54         $6.26       $10.86
                                             -----------------------------------
TOTAL RETURN                                  4.47%      (42.36)%    8.60% (1)
                                             -----------------------------------
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
--------------------------------------------------------------------------------
Net assets, end of period (000s)            $56,021       $60,124     $130,173
Ratio of expenses to average net assets,
  less waivers and before expenses
  paid indirectly                             1.50%         1.50%     1.50%(2)
Ratio of net investment loss to average
  net assets, net of waivers and expenses
  paid indirectly                           (0.89)%       (0.76)%  (0.92)% (2)
Ratio of expenses to average
  net assets, before waivers and
  expenses paid indirectly                    1.60%         1.57%    1.70% (2)
Ratio of net investment loss to average
  net assets, before waivers and expenses
  paid indirectly                           (0.99)%       (0.83)%  (1.13)% (2)
Portfolio turnover rate(3)                     388%          399%     267% (1)

*Inception.
(1)Not annualized for the periods less than one year.
(2)Annualized for the periods less than one year.
(3)Portfolio turnover is greater than most funds due to the investment style of the Fund.

 See notes to financial statements.

--------------------------------------------------------------------------------

FUND OVERVIEW

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States, and maintains a core position of between 35 and 50 common stocks.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                                    One Year             Average Annual Since
                               (10/1/01-9/30/02)     Inception (6/30/00-9/30/02)
Marsico International
 Opportunities Fund                 3.37%(1)                     -13.32%(1)
Morgan Stanley Capital
 International EAFE Index           -15.53%                       -23.01%
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
9/30/02                                                         $20,631,947
--------------------------------------------------------------------------------

------------------------------------------
NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share          $7.00
------------------------------------------
TOP FIVE HOLDINGS
------------------------------------------
Ryanair Holdings PLC ADR           6.54%
Porsche AG                         5.92
WestJet Airlines Ltd.              5.37
Royal Bank of Scotland
  Group PLC                        4.48
Heineken Holding N.V.-Class A      4.34
------------------------------------------
SECTOR ALLOCATION(3)
------------------------------------------
Consumer Cyclical                  39.44%
Financial                          16.26
Consumer Non-Cyclical              14.17
Communications                     12.32
Industrial                          8.88
Energy                              6.19
Technology                          1.45
Basic Materials                     1.29

              GROWTH OF $10,000(1)(2)

                 Marsico           Morgan Stanley
             International     Capital International
             Opportunities           EAFE Index
                --------             ----------

   6/30/2000     10,000                10,000
   9/30/2000     10,360                 9,193
  12/31/2000      9,648                 8,947
   3/31/2001      8,283                 7,720
   6/30/2001      8,583                 7,640
   9/30/2001      7,011                 6,570
  12/31/2001      8,138                 7,028
   3/31/2002      8,542                 7,064
   6/30/2002      8,645                 6,914
   9/30/2002      7,248                 5,550

   The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
(1)The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been 2.90% for the one year period ended 9/30/02, -14.36% since inception through 9/30/02, and the ending value of a $10,000 investment on 9/30/02 would have been $7,054.
(2)This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.
   The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.
(3)Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------

ADVERTISING SERVICES
JC Decaux S.A.*                           47,704       $538,215          2.61%
                                      ------------------------------------------

AIRLINES
Ryanair Holdings PLC ADR*                 39,842      1,350,245           6.54
WestJet Airlines Ltd.*                    96,495      1,107,250           5.37
                                      ------------------------------------------
                                                      2,457,495          11.91
                                      ------------------------------------------

AUDIO/VIDEO PRODUCTS
Thomson Multimedia S.A.*                  21,193        333,746           1.62
                                      ------------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG               25,380        815,161           3.95
Nissan Motor Company Ltd.                 59,000        438,132           2.12
                                      ------------------------------------------
                                                      1,253,293           6.07
                                      ------------------------------------------
BREWERY
Heineken Holding N.V. - Class A           31,212        895,474           4.34
Molson Inc. - Class A                     43,369        847,638           4.11
                                      ------------------------------------------
                                                      1,743,112           8.45
                                      ------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
Corporacion GEO, S.A. de C.V.*           104,700        198,262           0.96
                                      ------------------------------------------

BUILDING PRODUCTS - CEMENT/AGGREGATES
Cemex S.A. de C.V. ADR                    11,000        229,350           1.11
                                      ------------------------------------------

COMMERCIAL BANKS
Kookmin Bank                               7,892        288,842           1.40
                                      ------------------------------------------

COOPERATIVE BANKS
Banco Popolare di Verona e Novara         39,656        452,508           2.19
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED

DIVERSIFIED MANUFACTURING OPERATIONS
Smiths Group PLC                          80,698       $812,172          3.94%
                                      ------------------------------------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS
ARM Holdings PLC*                        151,380        294,726           1.43
Samsung Electronics Company Ltd.           1,210        295,400           1.43
                                      ------------------------------------------
                                                        590,126           2.86
                                      ------------------------------------------

FOOD - MISCELLANEOUS/DIVERSIFIED
CoolBrands International, Inc.*           55,156        248,291           1.20
Unilever N.V.                             10,510        621,963           3.02
                                      ------------------------------------------
                                                        870,254           4.22
                                      ------------------------------------------

MONEY CENTER BANKS
BNP Paribas                               10,153        330,811           1.61
Royal Bank of Scotland Group PLC          49,084        924,802           4.48
Standard Chartered PLC                    61,394        631,386           3.06
                                      ------------------------------------------
                                                      1,886,999           9.15
                                      ------------------------------------------
MORTGAGE BANKS
Northern Rock PLC                         32,796        337,794           1.64
                                      ------------------------------------------

MULTI-LINE INSURANCE
Corporacion Mapfre S.A.                   59,114        332,890           1.61
                                      ------------------------------------------

MULTIMEDIA
Publishing & Broadcasting Ltd.            56,199        239,268           1.16
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION
CNOOC Ltd. ADR                            15,206       $428,505          2.08%
                                      ------------------------------------------

OIL COMPANIES - INTEGRATED
Royal Dutch Petroleum Company             10,682        429,096           2.08
YUKOS ADR                                  2,982        398,843           1.93
                                      ------------------------------------------
                                                        827,939           4.01
                                      ------------------------------------------

PAPER AND RELATED PRODUCTS
Nippon Unipac Holding                         52        261,847           1.27
                                      ------------------------------------------

PUBLISHING - PERIODICALS
VNU N.V.                                  18,840        437,591           2.12
                                      ------------------------------------------

RETAIL - APPAREL/SHOE
Industria de Diseno Textil, S.A.          29,086        589,078           2.86
                                      ------------------------------------------

RETAIL - DRUG STORE
Shoppers Drug Mart Corporation*           17,352        262,452           1.27
                                      ------------------------------------------

RETAIL - HYPERMARKETS
Wal-Mart de Mexico - Series V            258,370        625,792           3.03
                                      ------------------------------------------

RETAIL - MISCELLANEOUS/DIVERSIFIED
Ito-Yokado Company Ltd.                    6,000        235,594           1.14
The Seiyu, Ltd.*                         207,000        722,676           3.50
                                      ------------------------------------------
                                                        958,270           4.64
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT
Nokia Oyj                                 65,656       $872,432          4.23%
                                      ------------------------------------------

TELECOMMUNICATION SERVICES
Sonera Oyj                               111,302        412,353           2.00
                                      ------------------------------------------

TOYS
Mega Bloks, Inc.*                            848         10,426           0.05
Mega Bloks, Inc. - 144A*                  29,046        357,100           1.73
                                      ------------------------------------------
                                                        367,526           1.78
                                      ------------------------------------------

TRANSPORTATION - RAIL
Canadian National Railway Company         12,463        465,368           2.26
                                      ------------------------------------------

TOTAL COMMON STOCKS
(COST $18,731,855)                                   19,073,479          92.45
                                      ------------------------------------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

                                        Number     Market Value     Percent of
                                       of Shares    in Dollars      Net Assets
--------------------------------------------------------------------------------
PREFERRED STOCK
--------------------------------------------------------------------------------

AUTOMOTIVE-CARS/LIGHT TRUCKS
Porsche AG                                 3,014     $1,220,849          5.92%
                                      ------------------------------------------
TOTAL PREFERRED STOCK
(COST $992,036)                                       1,220,849           5.92
                                      ------------------------------------------

                                      Principal/   Market Value     Percent of
                                        Shares      in Dollars      Net Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
Federal Home Loan Bank,
   1.55%, 10/1/02                        100,000       $100,000           0.48
SSgA Money Market Fund                    16,874         16,874           0.08
                                      ------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $116,874)                                         116,874           0.56
                                      ------------------------------------------

TOTAL INVESTMENTS
(cost $19,840,765)                                   20,411,202          98.93
Cash and Other Assets Less Liabilities                  220,745           1.07
                                      ------------------------------------------

NET ASSETS                                          $20,631,947        100.00%
                                      ------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY COUNTRY
--------------------------------------------------------------------------------

                                                Percent of
                                                Investment
Country                    Market Value         Securities
--------------------------------------------------------------------------------
Australia                    $239,268              1.2%
Canada                      3,298,525              16.2
China                         428,505               2.1
Finland                     1,284,785               6.3
France                      1,202,772               5.9
Germany                     2,036,010               9.9
Ireland                     1,350,245               6.6
Italy                         452,508               2.2
Japan                       1,658,249               8.1
Mexico                      1,053,404               5.2
Netherlands                 2,384,124              11.7
Russia                        398,843               1.9
Scotland                      924,802               4.5
South Korea                   584,242               2.9
Spain                         921,968               4.5
United Kingdom              2,076,078              10.2
United States(1)              116,874               0.6
--------------------------------------------------------------------------------
TOTAL                     $20,411,202            100.0%
--------------------------------------------------------------------------------

(1) Includes short-term securities.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND
September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $19,841)                                   $20,411
Receivable for investments sold                                            330
Receivable for capital stock sold                                           20
Interest and dividends receivable                                           47
Prepaid expenses and other assets                                           78
                                                                  ------------

TOTAL ASSETS                                                            20,886
                                                                  ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                          141
Due to custodian                                                             1
Accrued investment advisory fee                                              4
Accrued distribution fee                                                     6
Accrued trustees fees                                                       70
Accrued expenses and other liabilities                                      32
                                                                  ------------
  TOTAL LIABILITIES                                                        254
                                                                  ------------
NET ASSETS                                                             $20,632
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in-capital                                                        $28,341
Accumulated net investment loss                                          (110)
Accumulated net realized loss on investments and
  foreign currency transactions                                        (8,169)
Net unrealized appreciation on investments
  and foreign currency translations                                        570
                                                                  ------------
NET ASSETS                                                             $20,632
                                                                  ------------
SHARES OUTSTANDING, $0.001 PAR VALUE
(UNLIMITED SHARES AUTHORIZED)                                            2,946
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                              $7.00
                                                                  ------------

*Non-income producing.
 See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
For the Year Ended September 30, 2002

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                   $14
Dividends (net of $34 of non-reclaimable
  foreign withholding taxes)                                               281
                                                                  ------------

TOTAL INVESTMENT INCOME                                                    295
                                                                  ------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                   186
Custody and fund accounting fees                                            90
Distribution fees                                                           55
Fund administration fees                                                    50
Transfer agent fees and expenses                                            39
State registration fees                                                     13
Printing and postage expenses                                                7
Trustees' fees and expenses                                                  6
Professional fees                                                            6
Miscellaneous                                                                2
                                                                  ------------

TOTAL EXPENSES                                                             454
Less waiver of expenses                                                  (104)
                                                                  ------------
NET EXPENSES                                                               350
                                                                  ------------
NET INVESTMENT LOSS                                                       (55)
                                                                  ------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                       (1,300)
Net realized gain on foreign currency transactions                         593
Change in unrealized appreciation/depreciation on
  investments and foreign currency translations                            735
Increase from payment from affiliate                                        21
                                                                  ------------
Net Gain on Investments                                                     49
                                                                  ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                 $(6)
                                                                  ------------

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
                                                      Year            Year
                                                     Ended            Ended
(Amounts in thousands)                              9/30/02          9/30/01
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                           $(55)            $11
Net realized loss on investments                     (1,300)        (6,974)
Net realized gain (loss) on foreign
  currency transactions                                  593          (567)
Change in unrealized
  appreciation/depreciation
  on investments and foreign
  currency translations                                  735          (164)

Increase from payment by affiliate                        21              -
                                                  -------------------------
Net decrease in net assets
   resulting from operations                             (6)        (7,694)
                                                  -------------------------
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Net investment income                                   (24)           (54)
Net realized gains                                         -          (397)
                                                  -------------------------

Total distributions                                     (24)          (451)
                                                  -------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from sale of shares                          15,955         24,538
Proceeds from reinvestment of
  distributions                                           23            442
Redemption fees                                          133              -
Redemption of shares                                (13,058)       (14,706)
                                                  -------------------------
Net increase from
  capital share transactions                           3,053         10,274
                                                  -------------------------
TOTAL INCREASE IN NET ASSETS                           3,023          2,129
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   17,609         15,480

End of period                                        $20,632        $17,609
                                                  -------------------------
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                            2,052          2,780
Shares issued in reinvestment
  of distributions                                         3             49
Shares redeemed                                      (1,707)        (1,725)
                                                  -------------------------

NET INCREASE                                             348          1,104
                                                  -------------------------

See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period.


                                              Year         Year         6/30/00*
                                              Ended       Ended            to
                                             9/30/02     9/30/01        9/30/00
                                             -----------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $6.78        $10.36       $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                 (0.02)             -         0.01
Net realized and unrealized
  gains (losses) on investments                0.19        (3.27)         0.35
                                             -----------------------------------

Total from investment operations               0.17        (3.27)         0.36
                                             -----------------------------------
--------------------------------------------------------------------------------
DISTRIBUTIONS & OTHER
--------------------------------------------------------------------------------
Distributions to shareholders                (0.01)        (0.31)            -
Redemption fees                                0.05             -            -
Payment by affiliate                           0.01             -            -
                                             -----------------------------------
Total distributions and other                  0.05        (0.31)            -
                                             -----------------------------------
NET ASSET VALUE, END OF PERIOD                $7.00         $6.78       $10.36
                                             -----------------------------------
TOTAL RETURN                                  3.37%      (32.32)%     3.60%(1)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
--------------------------------------------------------------------------------
Net assets, end of period (000s)            $20,632       $17,609      $15,480
Ratio of expenses to average net assets,
  less waivers and before expenses paid
  indirectly                                  1.60%         1.60%     1.60%(2)
Ratio of net investment income (loss) to
  average net assets, net of waivers and
  expenses paid indirectly                  (0.25)%         0.05%     0.33%(2)
Ratio of expenses to average
  net assets, before waivers and
  expenses paid indirectly                    2.07%         2.60%     4.76%(2)
Ratio of net investment loss to average
  net assets, before waivers and expenses
  paid indirectly                           (0.73)%       (0.94)%   (2.83)%(2)
Portfolio turnover rate (3)                    192%          534%      190%(1)

*Inception.
(1)Not annualized for the periods less than one year.
(2)Annualized for the periods less than one year.
(3)Portfolio turnover is greater than most funds due to the investment style of the Fund.
 See notes to financial statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

MARSICO FUNDS
September 30, 2002
1. ORGANIZATION
   The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Business Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth Fund, the 21st Century Fund and the International Opportunities Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund and the International Opportunities Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000. An affiliate of the Adviser holds approximately 42% of the International Opportunities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year information has been reformatted to conform to the current year presentation.

(a)Investment Valuation-A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

(b)Organization Costs-Costs incurred by the Focus and Growth Funds in connection with their organization, registration, and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED

MARSICO FUNDS
September 30, 2002

   pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption. Organizational costs of the 21st Century Fund and the International Opportunities Fund were expensed by the Funds as incurred.

(c)Expenses-The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Waiver of Expenses and Expenses Paid Indirectly in the Statement of Operations.

   Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2002, brokerage commissions paid to Banc of America Securities were $211,189, $68,866 and $8,035 for the Focus Fund, Growth Fund and 21st Century Fund, respectively. Also, brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $490,567 and $188,420 for the Focus Fund and Growth Fund, respectively, for the year ended September 30, 2002. Such credits are included in Expenses Paid Indirectly on the Statements of Operations.

(d)Federal Income Taxes-Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(e)Distributions to Shareholders-Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.
   These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, net operating losses and post-October capital losses. Accordingly, at

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED

MARSICO FUNDS
September 30, 2002

   September 30, 2002, reclassifications (in thousands) were recorded to decrease paid-in-capital by $13,276, $3,802, $545 and $53, decrease net investment loss by $8,715, $3,056, $549 and $22, and increase (decrease) accumulated net realized gain (loss) on foreign currency transactions by $4,561, $746, $(4) and $31 for the Focus, Growth, 21st Century and International Opportunities Funds, respectively.

(f)Foreign Currency Translation-The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

(g)Forward Currency Contracts and Futures Contracts-The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

   Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED
MARSICO FUNDS
September 30, 2002

   Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

(h)Options Contracts-The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

   The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED

MARSICO FUNDS
September 30, 2002

   premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

(i)Trustees' Compensation-Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the "Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The deferred fees are invested in certain of the Funds until distribution in accordance with the Plan.

(j)Redemption Fee. A 2.00% redemption fee is retained by the International Opportunities Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date and is recorded by the Fund as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended September 30, 2002, the International Opportunities Fund received $132,710 in redemption fees.

(k)Other-Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT
   The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth, 21st Century and International Opportunities Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average daily net assets and 1.50% of the Growth and 21st Century Funds' average daily net assets until December 31, 2002. This fee waiver is voluntary and may be terminated at any time.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED

MARSICO FUNDS
September 30, 2002

   The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

   As of September 30, 2002, the reimbursements that may potentially be made by the 21st Century Fund and the International Opportunities Fund to the Adviser are $313,295 and $416,587, respectively, which expire between 2003 and 2005.

   During the year ended September 30, 2002, the Adviser voluntarily reimbursed the International Opportunities Fund $20,627 for an investment transaction loss, which had resulted from an unintended response by the Adviser to a corporate action. This reimbursement is included in the Statement of Operations and Financial Highlights as a Payment by Affiliate and did not have a significant effect on the fund's total return.

4. SERVICE AND DISTRIBUTION PLAN
   The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2002, were as follows:

(Amounts in thousands)                 Purchases               Sales
------------------------------------------------------------------------------
Focus Fund                              $1,551,456          $1,554,664
Growth Fund                                759,695             644,934
21st Century Fund                          239,378             246,034
International Opportunities Fund            43,700              39,873

There were no purchases or sales of U.S. government securities.

6. FEDERAL INCOME TAX INFORMATION
   At September 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:


                                                           21st    International
                                      Focus     Growth    Century  Opportunities
(Amounts in thousands)                 Fund     Fund       Fund          Fund
--------------------------------------------------------------------------------
Cost of investments                $1,247,538  $635,346   $54,869      $20,759
                                   --------------------------------------------
Gross unrealized appreciation         124,242    52,827     4,763        1,180
Gross unrealized depreciation        (92,306)  (35,760)   (3,375)      (1,528)
                                   --------------------------------------------
Net unrealized appreciation
  (depreciation) on investments       $31,936   $17,067    $1,388       $(348)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED

MARSICO FUNDS
September 30, 2002

The Focus, Growth, 21st Century and International Opportunities Funds had realized capital losses from transactions between November 1, 2001 and September 30, 2002 (in thousands) of $97,595, $75,206, $2,392 and $645, respectively.

The Growth Fund and International Opportunities Fund had realized currency losses from transactions between November 1, 2001 and September 30, 2002 (in thousands) of $6 and $19, respectively. Post-October currency losses and capital losses are treated as arising in 2003.

At September 30, 2002, Focus Fund and Growth Fund had accumulated capital loss carryforwards (in thousands) of $242,309 and $54,527 respectively, expiring in 2010. To the extent that they realize future net capital gains, those gains will be offset by any unused capital loss carryforward.

At September 30, 2002, 21st Century and International Opportunities Funds had total accumulated capital loss carryforwards (in thousands) of $67,086 and $6,605, with $38,563 and $480 expiring in 2009 and $28,523 and $6,125 expiring in 2010, respectively. To the extent that they realize future net capital gains, those gains will be offset by any unused capital loss carryforward.

The tax character of distributions paid during the fiscal year ended September 30, 2002 were as follows (in thousands):

                                                           21st    International
                                 Focus       Growth      Century   Opportunities
                                  Fund        Fund         Fund         Fund
--------------------------------------------------------------------------------
                                  2002        2002         2002          2002
--------------------------------------------------------------------------------
Ordinary
  Income                                -           -            -          24
Return of
  capital                           4,530         717            -           -
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID           $4,530        $717            -         $24

As of September 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                           21st    International
                                 Focus       Growth      Century   Opportunities
(Amounts in thousands)            Fund        Fund         Fund         Fund
--------------------------------------------------------------------------------
Undistributed ordinary income      $(218)      $(163)       $(121)      $(110)
Undistributed long-term
  capital gains                         -          -            -            -
--------------------------------------------------------------------------------
Tax accumulated earnings            (218)       (163)        (121)       (110)
Accumulated capital and
  other losses                  (339,904)   (129,732)     (69,477)     (7,251)
Unrealized appreciation
  on investments                   31,936      17,067        1,388       (348)
--------------------------------------------------------------------------------
  TOTAL ACCUMULATED
    EARNINGS (DEFICIT)         $(308,186)  $(112,828)    $(68,210)    $(7,709)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

MARSICO FUNDS
September 30, 2002

To the Board of Trustees and Shareholders of The Marsico Investment Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


     /s/PricewaterhouseCoopers LLP

Denver, Colorado
November 1, 2002

                                 This page left
                              intentionally blank

-------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
INDEPENDENT TRUSTEES

MARSICO FUNDS
September 30, 2002


                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund
                              Position(s)    Term of Office(1)   Principal                    Complex
Name, Address and Age         Held           and Length of       Occupation(s)                Overseen        Other Directorships
                              with Fund      Time Served         During Past 5 Years          by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Rono Dutta                    Trustee        Served as Trustee   President, United Airlines   4               None
1200 E. Algonquin Road                       since August 1998   (1999 - September 2002);
Elk Grove Village, IL  60007                                     Senior Vice President -
Age: 51                                                          Planning, United
                                                                 Airlines (1994 - 1999); other
                                                                 positions with United Airlines
                                                                  (1985 - 1994); previously,
                                                                 Manager for Planning, Bell &
                                                                 Howell, and Management Consultant,
                                                                 Booz, Allen and Hamilton.
------------------------------------------------------------------------------------------------------------------------------------
Walter A. Koelbel, Jr.        Trustee        Served as Trustee   President, and other         4               None
5291 Yale Circle                             since December 1997 positions, Koelbel and
Denver, CO  80222                                                Company (real estate
Age: 50                                                          development company)
                                                                 (December 1976 - Present).

------------------------------------------------------------------------------------------------------------------------------------
Larry A. Mizel                Trustee        Served as Trustee   President, M.D.C. Holdings,  4               M.D.C.
3600 South Yosemite Street                   since December 1997 Inc. (homebuilding and                       Holdings, Inc.
Suite 900                                                        mortgage banking) (March
Denver, CO  80237                                                1996 - Present);
Age: 60                                                          Chairman and Chief Executive
                                                                 Officer, M.D.C.
                                                                 Holdings, Inc. (more than
                                                                 five years)
------------------------------------------------------------------------------------------------------------------------------------
Federico Pena                 Trustee        Served as Trustee   Managing Director, Vestar    4               Principal
1225 17th Street                             since February 1999 Capital Partners, (August 1998               Financial
Denver, CO  80202                                                - Present); Secretary, U.S.                  Group, Inc.
Age: 55                                                          Department of Energy
                                                                 (March 1997 - July                           Sonic Corp.
                                                                 1998); Secretary, U.S.
                                                                 Department of Transportation
                                                                 (January 1993 - February 1997)
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Rierson            Trustee        Served as Trustee   Vice President of            4               None
4202 East Fowler Avenue                      since November 1998 University Advancement,
ADM 214                                                          University of South Florida
Tampa, FL  33620                                                 (May 2001 - Present);
Age: 49                                                          Vice President, University
                                                                 Advancement at University
                                                                 of Miami (September 1998 -
                                                                 March 2001); Associate Dean,
                                                                 Kenan-Flagler Business
                                                                 School at University of
                                                                 North Carolina at Chapel Hill
                                                                 (November 1993 - September 1998);
                                                                 Various positions at Duke
                                                                 University, Durham, N.C.
                                                                 (October 1983 - November 1993).

(1)Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
   The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.


--------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
INTERESTED TRUSTEES AND OFFICERS

MARSICO FUNDS
September 30, 2002

                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund
                              Position(s)    Term of Office(1)   Principal                    Complex
Name, Address and Age         Held           and Length of       Occupation(s)                Overseen        Other Directorships
                              with Fund      Time Served         During Past 5 Years          by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Marsico(2)(3)       Trustee,       Served as Trustee,  Chief Executive Officer,     4               None
1200 17th Street              President and  President and Chief Marsico Capital
Suite 1300                    Chief          Executive Officer   Management, LLC (September
Denver, CO  80202             Executive      since December 1997 1997 - present);
Age: 47                       Officer                            Executive Vice President,
                                                                 Janus Capital Corp. (1986 - 1997)
------------------------------------------------------------------------------------------------------------------------------------
J. Jeffrey Riggs(2)           Trustee        Served as Trustee   President, Essex Financial   4               None
8400 East Prentice Avenue                    since December 1997 Group, Inc. (commercial
Suite 1310                                                       mortgage bank) (more than five
Englewood, CO  80111                                             years); Principal, Metropolitan
Age: 49                                                          Homes, Inc. (January 1992 -
                                                                 2000); Principal, Baron
                                                                 Properties, LLC (January 1997 -
                                                                 Present).
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Marsico(3)     Vice President Served as           President, Marsico Capital   N/A             N/A
1200 17th Street              and            Vice President      LLC Management, (June 2002
Suite 1300                    Treasurer      and Treasurer       - Present); Chief Operations
Denver, CO  80202                            since September     Officer, Marsico Capital
Age: 41                                      2002                Management, LLC
                                                                 (September 1997 - June 2002);
                                                                 Vice President, U S West
                                                                 (1988 - September 1997).
------------------------------------------------------------------------------------------------------------------------------------
Mary L. Watson                Vice President Served as           Chief Operations Officer,    N/A             N/A
1200 17th Street              and            Vice President      Marsico Capital
Suite 1300                    Secretary      and Secretary       Management, LLC (June 2002 - Present);
Denver, CO  80202                            since September     Vice President of Client
Age: 43                                      2002                Services, Marsico Capital
                                                                 Management, LLC (September 1997 -
                                                                 Present); Vice President of
                                                                 Institutional Services
                                                                 and other positions, Janus
                                                                 Capital (1986 - September 1997).
------------------------------------------------------------------------------------------------------------------------------------
Sander M. Bieber              Assistant      Served as Assistant Partner, Dechert (law firm)  N/A             N/A
1775 Eye Street, N.W.         Secretary      Secretary since     (more than five
Washington, D.C.  20005                      December 1997       years).
Age: 52
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2) Mr. T. Marsico is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Marsico Capital Management, LLC. The Trust treats Mr. Riggs as an Interested Trustee due to a business relationship with Mr. T. Marsico whereby Mr. T. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.
(3) Mr. T. Marsico and Mr. C. Marsico are brothers.
    The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

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

                      -----------------------------------
                                     (LOGO)
                                    MARSICO
                                    FUNDS/R

                          HELPING YOU APPRECIATE LIFE

                          The Marsico Investment Fund
                  UMB Distribution Services, LLC, Distributor
                    P.O. Box 3210, Milwaukee, WI 53201-3210
                              WWW.MARSICOFUNDS.COM
                                  888.860.8686